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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2002


                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


       2-98277C                                    38-3262264
(COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.   OTHER EVENTS

         On November 6, 2002, the Registrant issued a press release announcing that Registrant would retain ownership of its wholly - owned subsidiary, Rugged Liner, Inc. A copy of the press release is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.                 Description of Exhibits
         -----------                 -----------------------
         99.1                        Press Release Dated November 6, 2002
                                     announcing that Registrant would
                                     retain ownership of its wholly -
                                     owned subsidiary, Rugged Liner, Inc.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPORTS RESORTS INTERNATIONAL, INC.



Date:  November 15, 2002
                                        By:  /s/ Gregory T. Strzynski
                                             --------------------------
                                             Gregory T. Strzynski
                                             Chief Financial Officer


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                                 Exhibit Index




         Exhibit No.                 Description of Exhibits
         -----------                 -----------------------
         99.1                        Press Release Dated November 6, 2002
                                     announcing that Registrant would
                                     retain ownership of its wholly -
                                     owned subsidiary, Rugged Liner, Inc.